PARAMETRIC DIVIDEND INCOME FUND

Supplement to Summary Prospectus dated July 1, 2017

The following is added as the second sentence in the first paragraph under “Fees and Expenses of the Fund”:

Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below.

October 6, 2017

27375 10.6.17